[GRAY CARY WARE & FREIDENRICH LETTERHEAD]


                                 June 27, 1995


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Filing Desk

      RE: CONFORMED COPY OF THE REGISTRATION STATEMENT ON FORM S-8 OF 1,903,229 SHARES UNDER THE KLA INSTRUMENTS CORPORATION ASSUMED INDIVIDUAL METROLOGIX, INC. EMPLOYEE STOCK OPTION AGREEMENTS, THE SECOND AMENDED AND RESTATED 1981 EMPLOYEE STOCK PURCHASE PLAN AND THE 1982 STOCK OPTION PLAN

Ladies and Gentlemen:

      Enclosed for EDGAR filing is a conformed copy of the above-referenced Registration Statement, Registration No. 33-88662, including Exhibits, which was filed on January 19, 1995. A cashier's check payable to the Securities and Exchange Commission for the registration fee was sent on January 18, 1995.

                                         Very truly yours,

                                         GRAY CARY WARE & FREIDENRICH
                                         A Professional Corporation



                                         By: MARILYN N. TAKETA
                                             ----------------------------
                                             Marilyn N. Taketa

Enclosures
cc:   KLA Instruments Corporation

                                                       Registration No. 33-88662

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          KLA INSTRUMENTS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                                 04-2564110
   ---------------------------------       ------------------------------------
     (State or other jurisdiction          (I.R.S. employer identification no.)
   of incorporation or organization)

                                 160 Rio Robles
                           San Jose, California 95134
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip code)


                          KLA INSTRUMENTS CORPORATION
      ASSUMED INDIVIDUAL METROLOGIX, INC. EMPLOYEE STOCK OPTION AGREEMENTS

                          KLA INSTRUMENTS CORPORATION
         SECOND AMENDED AND RESTATED 1981 EMPLOYEE STOCK PURCHASE PLAN

               KLA INSTRUMENTS CORPORATION 1982 STOCK OPTION PLAN
               --------------------------------------------------
                            (Full title of the plan)

                                  Kenneth Levy
                            Chief Executive Officer
                          KLA Instruments Corporation
                                 160 Rio Robles
                           San Jose, California 95134
                    ---------------------------------------
                    (Name and address of agent for service)

Telephone number, including area code, of agent for service:  408/434-4200

This registration statement, including all exhibits and attachments, contains 18 pages. The exhibit index may be found on page 13 of the consecutively numbered pages of the registration statement.

This registration statement shall hereafter become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

- --------------------------------------------------------------------------------
                        CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------

                                                Proposed                 Proposed
Title of                                        maximum                  maximum
securities             Amount                   offering                 aggregate           Amount of
to be                  to be                    price per                offering            registration
registered             registered               share                    price               fee
- ---------------------------------------------------------------------------------------------------------
Assumed Individual Metrologix, Inc. Employee Stock Option Agreements
- --------------------------------------------------------------------
Par Value $0.001
Common Stock                 332                 4.69(1)                   1,557.08                 0.54
                            2897                15.70                     45,482.90                15.68

Second Amended and Restated 1981 Employee Stock Purchase Plan
- -------------------------------------------------------------
Par Value $0.001
Common Stock             300,000                40.96(2)                  12,288,000.00         4,237.27


1982 Stock Option Plan
- ----------------------
Par Value $0.001
Common Stock           1,600,000                48.19(3)                  77,104,000.00        26,587.77


TOTAL                  1,903,229                                         $89,439,039.98       $30,841.26

____________


     (1) For shares subject to outstanding but unexercised options, the price is computed on the basis of the exercise price.

     (2) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The price is based upon 85% of the average of the high and low prices of the Common Stock on January 12, 1995, as reported on the National Association of Securities Dealers Automated Quotations system.

     (3) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The price is based upon the average of the high and low prices of the Common Stock on January 12, 1995, as reported on the National Association of Securities Dealers Automated Quotations system.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

         KLA Instruments Corporation (the "Company") hereby incorporates by reference in this registration statement the following documents:

         (a) The Company's latest annual report on Form 10-K filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year ended June 30, 1994, as filed with the Commission.

         (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the latest fiscal year covered by the document referred to in (a) above.

         (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities

         The class of securities to be offered is registered under Section 12 of the Exchange Act.

Item 5.  Interests of Named Experts and Counsel

         Inapplicable.

Item 6.  Indemnification of Directors and Officers

         Delaware law authorizes corporations to eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach or alleged breach of the directors' "duty of care." While the relevant statute does not change directors' duty of care, it enables corporations to limit available relief to equitable remedies such as injunction or rescission. The statute has no effect on directors' duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, illegal payment of dividends and approval of any transaction from which a director derives an improper personal benefit.

         The Company has adopted provisions in its Certificate of Incorporation which eliminate the personal liability of its directors to the Company and its stockholders for monetary damages for breach or alleged breach of their duty of care. The By-Laws of the Company provide for indemnification of its directors, officers, employees and agents to the full extent permitted by the General Corporation Law of the State of Delaware, the Company's state of incorporation, including those circumstances in which indemnification would otherwise be discretionary under Delaware Law. Section 145 of the General Corporation Law of the State of Delaware provides for indemnification in terms sufficiently broad to indemnify such individuals, under certain circumstances, for liabilities (including reimbursement of expenses incurred) arising under the Securities Act.

Item 7.  Exemption From Registration Claimed

         Inapplicable.

Item 8.  Exhibits

         See Exhibit Index.

Item 9.  Undertakings

         (a)     Rule 415 Offering

         The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(l)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) Filing incorporating subsequent Exchange Act documents by reference

                 The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Request for acceleration of effective date or filing of registration statement on Form S-8

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on January 18, 1995.

                                         KLA INSTRUMENTS CORPORATION


                                         By: /s/ Kenneth Levy
                                             -----------------------------------
                                             Kenneth Levy, Chief Executive
                                             Officer

                               POWER OF ATTORNEY

         The officers and directors of KLA Instruments Corporation whose signatures appear below, hereby constitute and appoint Kenneth Levy and Kenneth
L. Schroeder, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on January 18, 1995.


Signature                          Title
- --------------------------------------------------------------------------------

/s/ Kenneth Levy
- ------------------------------
Kenneth Levy                       Chief Executive Officer, Director and
                                   Chairman of the Board (Principal Executive
                                   Officer)

/s/ Kenneth L. Schroeder
- ------------------------------
Kenneth L. Schroeder               President, Chief Operating Officer and
                                   Director


/s/ Robert J. Boehlke
- ------------------------------
Robert J. Boehlke                  Vice President, Administration and Finance
                                   and Chief Financial Officer (Principal
                                   Financial and Accounting Officer)


- ------------------------------
Leo J. Chamberlain                 Director


- ------------------------------
Robert E. Lorenzini                Director


- ------------------------------
Yoshio Nishi                       Director


- ------------------------------
Samuel Rubinovitz                  Director


- ------------------------------
Dag Tellefsen                      Director

                               POWER OF ATTORNEY

         The officers and directors of KLA Instruments Corporation whose signatures appear below, hereby constitute and appoint Kenneth Levy and Kenneth
L. Schroeder, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on January 18, 1995.


Signature                          Title
- --------------------------------------------------------------------------------


- ------------------------------
Kenneth Levy                       Chief Executive Officer, Director and
                                   Chairman of the Board (Principal Executive
                                   Officer)


- ------------------------------
Kenneth L. Schroeder               President, Chief Operating Officer and
                                   Director


- ------------------------------
Robert J. Boehlke                  Vice President, Administration and Finance
                                   and Chief Financial Officer (Principal
                                   Financial and Accounting Officer)

/s/ Leo J. Chamberlain
- ------------------------------
Leo J. Chamberlain                 Director


- ------------------------------
Robert E. Lorenzini                Director


- ------------------------------
Yoshio Nishi                       Director


- ------------------------------
Samuel Rubinovitz                  Director


- ------------------------------
Dag Tellefsen                      Director

                               POWER OF ATTORNEY

         The officers and directors of KLA Instruments Corporation whose signatures appear below, hereby constitute and appoint Kenneth Levy and Kenneth
L. Schroeder, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on January 18, 1995.


Signature                          Title
- --------------------------------------------------------------------------------


- ------------------------------
Kenneth Levy                       Chief Executive Officer, Director and
                                   Chairman of the Board (Principal Executive
                                   Officer)


- ------------------------------
Kenneth L. Schroeder               President, Chief Operating Officer and
                                   Director


- ------------------------------
Robert J. Boehlke                  Vice President, Administration and Finance
                                   and Chief Financial Officer (Principal
                                   Financial and Accounting Officer)


- ------------------------------
Leo J. Chamberlain                 Director

/s/ Robert E. Lorenzini
- ------------------------------
Robert E. Lorenzini                Director


- ------------------------------
Yoshio Nishi                       Director


- ------------------------------
Samuel Rubinovitz                  Director


- ------------------------------
Dag Tellefsen                      Director

                               POWER OF ATTORNEY

         The officers and directors of KLA Instruments Corporation whose signatures appear below, hereby constitute and appoint Kenneth Levy and Kenneth
L. Schroeder, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on January 18, 1995.


Signature                          Title
- --------------------------------------------------------------------------------


- ------------------------------
Kenneth Levy                       Chief Executive Officer, Director and
                                   Chairman of the Board (Principal Executive
                                   Officer)


- ------------------------------
Kenneth L. Schroeder               President, Chief Operating Officer and
                                   Director


- ------------------------------
Robert J. Boehlke                  Vice President, Administration and Finance
                                   and Chief Financial Officer (Principal
                                   Financial and Accounting Officer)


- ------------------------------
Leo J. Chamberlain                 Director


- ------------------------------
Robert E. Lorenzini                Director

/s/ Yoshio Nishi
- ------------------------------
Yoshio Nishi                       Director


- ------------------------------
Samuel Rubinovitz                  Director


- ------------------------------
Dag Tellefsen                      Director

                               POWER OF ATTORNEY

         The officers and directors of KLA Instruments Corporation whose signatures appear below, hereby constitute and appoint Kenneth Levy and Kenneth
L. Schroeder, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on January 18, 1995.


Signature                          Title
- --------------------------------------------------------------------------------


- ------------------------------
Kenneth Levy                       Chief Executive Officer, Director and
                                   Chairman of the Board (Principal Executive
                                   Officer)


- ------------------------------
Kenneth L. Schroeder               President, Chief Operating Officer and
                                   Director


- ------------------------------
Robert J. Boehlke                  Vice President, Administration and Finance
                                   and Chief Financial Officer (Principal
                                   Financial and Accounting Officer)


- ------------------------------
Leo J. Chamberlain                 Director


- ------------------------------
Robert E. Lorenzini                Director


- ------------------------------
Yoshio Nishi                       Director

/s/ Samuel Rubinovitz
- ------------------------------
Samuel Rubinovitz                  Director


- ------------------------------
Dag Tellefsen                      Director

                               POWER OF ATTORNEY

         The officers and directors of KLA Instruments Corporation whose signatures appear below, hereby constitute and appoint Kenneth Levy and Kenneth
L. Schroeder, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on January 18, 1995.


Signature                          Title
- --------------------------------------------------------------------------------


- ------------------------------
Kenneth Levy                       Chief Executive Officer, Director and
                                   Chairman of the Board (Principal Executive
                                   Officer)


- ------------------------------
Kenneth L. Schroeder               President, Chief Operating Officer and
                                   Director


- ------------------------------
Robert J. Boehlke                  Vice President, Administration and Finance
                                   and Chief Financial Officer (Principal
                                   Financial and Accounting Officer)


- ------------------------------
Leo J. Chamberlain                 Director


- ------------------------------
Robert E. Lorenzini                Director


- ------------------------------
Yoshio Nishi                       Director


- ------------------------------
Samuel Rubinovitz                  Director

/s/ Dag Tellefsen
- ------------------------------
Dag Tellefsen                      Director

                                 EXHIBIT INDEX


                                                                         Sequentially
                                                                         Numbered Page
                                                                         -------------
4.1     Restated Certificate of Incorporation of KLA Instruments               --
        Corporation, a Delaware corporation, and amendments
        thereto, is incorporated by reference to the exhibit to the
        Company's registration statement on Form S-8 (No. 33-42982;
        filed effective September 26, 1991)

4.2     Bylaws, as amended, of KLA Instruments Corporation, a                  --
        Delaware corporation, are incorporated by reference to the exhibits to the Company's annual report on Form 10-K (filed effective September 25, 1991)

4.3     Stockholders Rights Plan is incorporated by reference to               --
        the Company's report on Form 8-A (filed effective March 23,
        1989)

5       Opinion re legality                                                    14

23.1    Consent of Counsel (included in Exhibit 5)                             --

23.2    Consent of Independent Accountants                                     17

24      Power of Attorney (included in signature pages to this                 --
        registration statement)